UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2016

Intelligent Systems Corporation
(Exact name of registrant as specified in its charter)

Georgia	001-09330	58-1964787
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4355 Shackleford Road, Norcross, Georgia	30093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 381-2900

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 21, 2016, Bonnie L. Herron resigned as the Registrant’s Chief Financial Officer, Vice President and Corporate Secretary effective June 22, 2016. The Board of Directors has appointed Karen J. Reynolds as the Registrant’s new Chief Financial Officer and Corporate Secretary effective June 22, 2016. Ms. Herron is expected to continue with the Registrant in a non-officer role to assist with transition activities and special projects.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1     Press release dated June 22, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2016	INTELLIGENT SYSTEMS CORPORATION
(Registrant)

/s/ J. Leland Strange
By: Leland Strange
Chief Executive Officer

Exhibit Index

99.1 Press release dated June 22, 2016

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